EXHIBIT 10.32

This note supercedes and replaces the note dated December 20, 1999 executed by the Borrower in favor of the Bank in the amount of $10,000,000.00

PROMISSORY  NOTE


U.S.  $10,000,000.00
     --------------

March  16,  2000  New  York,  New  York
--------------

1. OBLIGATION AND REPAYMENT: For value received, Borrower absolutely and unconditionally promises to pay to the order of the Bank, at the Office, without defense, setoff or counterclaim, the principal amount of Ten Million and 00/100 United States Dollars, together with interest and any other sum(s) due as specified below. The principal amount of this Note shall be due and payable as follows (complete one of the following as applicable):

       (A)    [  ]  ON  DEMAND.

       (B)    On  May  31,  2001;  and

       (C) In consecutive installments, of which each but the last shall be $_____________ and the last of which shall be equal to the then unpaid principal balance of this Note. The first such installment shall be due on ______________, 19__. Each subsequent installment shall be due on the corresponding day of each month/ quarter/ other __________ thereafter (or if there is no such corresponding day, on the last day of such period). The remaining principal balance shall be due on ______________, 19__.

       (D)    [X]  In  accordance  with  the  attached  Rider.

2. INTEREST: Subject to paragraph A(2) of the Terms and Conditions, interest shall accrue on the principal amount of this Note outstanding from time to time at the following rate (the "Loan Rate") (complete one of the following as applicable):

       (A)    A  fixed  rate  equal  to  ______%  per  year.

       (B) A Variable Prime-Based Rate equal to the Prime Rate plus ______% per year.

       (C)    [X]  In  accordance  with  the  attached  Rider.

       Interest shall be payable monthly/ quarterly/ (other) _____________ and at any Payment Date and at any time that any part of the principal or any installment of this Note is paid.

3. RIDERS: IN THE EVENT OF ANY INCONSISTENCY BETWEEN THIS NOTE AND ANY RIDER(S) TO WHICH THIS NOTE IS SUBJECT, THE PROVISIONS OF SUCH RIDER(S) SHALL PREVAIL. THIS NOTE IS SUBJECT TO ANY RIDER(S) REFERRED TO IN PARAGRAPH 1(D) AND/OR 2(C) AND TO THE FOLLOWING RIDER(S), ALL OF WHICH ARE PART OF THIS NOTE:

                  Multiple-Loan  Rider  to  Promissory  Note
                  --------------------------------------
                           (Libor-Based  Rate)

4.     ADDRESS  AND  IDENTIFICATION  OF  BORROWER:

       Address:   800  Regency  Parkway
               ---------------------------------------------------------
                  Cary,  NC  27511
               ---------------------------------------------------------
       Telex  or  similar  number:
                               -----------------------------------------
       Answerback:
                  ------------------------------------------------------
       Telecopy  or  similar  number:
                                  --------------------------------------
       Social  Security  or  Taxpayer  ID  number:
                                             ---------------------------

5.     AGREEMENT  TO  ALL TERMS AND CONDITION; AUTHORIZATION TO COMPLETE BLANKS:
       THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH BELOW AND ON THE REVERSE SIDE OF THIS NOTE. EACH OF THE UNDERSIGNED AGREES TO ALL OF THE PROVISIONS OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS AND ANY RIDER(S). THE BANK IS AUTHORIZED TO COMPLETE ANY BLANK SPACE IN THIS NOTE. SUCH COMPLETION SHALL BE CONCLUSIVE, FINAL AND BINDING ON BORROWER IN THE ABSENCE OF MANIFEST ERROR.

6. NO REPRESENTATIONS OR AGREEMENTS BY THE BANK: EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT THE BANK HAS MADE NO REPRESENTATION, COVENANT, COMMITMENT OR AGREEMENT TO BORROWER EXCEPT PURSUANT TO ANY WRITTEN DOCUMENT EXECUTED BY THE BANK.

7. NO REPRESENTATION OF NONENFORCEMENT: EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED OR INDICATED THAT THE BANK WILL NOT ENFORCE ANY PROVISION OF THIS NOTE, INCLUDING THE TERMS AND CONDITIONS AND ANY RIDER(S), IN THE EVENT OF LITIGATION OR OTHERWISE.

8. WAIVER OF JURY TRIAL: BORROWER WAIVES, AND UNDERSTANDS THAT THE BANK WAIVES, THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY DISPUTE ARISING HEREUNDER OR RELATING TO ANY OF THE LIABILITIES; ANY JUDICIAL PROCEEDING WITH RESPECT TO ANY SUCH DISPUTE SHALL TAKE PLACE WITHOUT A JURY.

9.     EXECUTION  OF  PROMISSORY  NOTE:

       Print  name  of  Borrower:  Level  8  Systems,  Inc.
                               -------------------------------------------------
       (Signature)  By:        /s/  Steven  Dmiszewicki
                      ----------------------------------------------------------
       Print  name:            Steven  Dmiszewicki
                      ----------------------------------------------------------
       Title  or  capacity:     President
                         -------------------------------------------------------
       (if  signing  on  behalf  of  Borrower)
       (Signature)  By:        /s/  Dennis  McKinnie
                      ----------------------------------------------------------
       Print  Name:            Dennis  McKinnie
                      ----------------------------------------------------------
       Title  or  capacity:     SVP,  Secretary
                         -------------------------------------------------------
       (if  signing  on  behalf  of  Borrower)

================================================================================

                              TERMS  AND  CONDITIONS

Definitions  are  set  forth  in  paragraph  M

A. CALCULATION AND ACCRUAL OF INTEREST: (1) GENERALITY. Interest shall be calculated on a daily basis on outstanding balances at the Applicable Rate, divided by 360, on the actual days elapsed. During any time that the Applicable Rate would exceed the applicable maximum lawful rate of interest, the Applicable Rate shall automatically be reduced to such maximum rate. Any interest payment made in excess of such maximum rate shall be applied as, and deemed to be, in the Bank's sole discretion, (a) a payment of any of the Liabilities, in such manner as determined by the Bank, or (b) cash collateral to be retained by the Bank to secure repayment of this Note. (2) INCREASED RATE. Interest shall accrue at the Increased Rate upon and after (a) the occurrence of any Debtor Relief Action, (b) any demand of payment of this Note (if payable on demand) or
       (c) the occurrence of any Event of Default (if this Note is payable other than on demand). (3) ACCRUAL. To the extent permitted by Law, interest shall accrue at the Applicable Rate on all unpaid Liabilities under this Note, including but not limited to any unpaid interest and any unpaid obligation owed pursuant to paragraph B (Indemnification).

B. INDEMNIFICATION: To the extent permitted by Law: (1) TAXES: All payments under this Note shall be made free and clear of, and without deduction for, any Taxes. If Borrower shall be required to deduct any Taxes in respect of any sum payable under this Note, then (a) the sum payable shall be increased so that the Bank shall receive an amount equal to the sum the Bank would have received had no deductions been made, and (b) Borrower shall make such deductions and shall pay the amount deducted to the relevant Governmental Authority. Borrower shall pay to the Bank on demand, and shall indemnify and hold the Bank harmless from, any and all Taxes paid by the Bank and any and all liability (including penalties, interest and expenses) with respect thereto, whether or not such Taxes were correctly or legally asserted. Within 30 days after any Taxes are paid, Borrower shall furnish evidence thereof to the Bank. (2) REGULATORY COSTS. In the event that in connection with the transaction(s), contemplated by this Note and/or the Bank's funding of such transaction(s), the Bank is required to incur any Regulatory Costs in order to comply with any Law issued after the date of this Note, then Borrower shall pay the Bank on demand, and shall indemnify and hold the Bank harmless from any and all such Regulatory Costs. (3) COSTS AND EXPENSES. Borrower shall pay the Bank on demand, and shall indemnify and hold the Bank harmless from, any and all costs and expenses. (4) PREPAYMENT COSTS. If Borrower makes any payment of Prepaid Principal (voluntarily or not), and if the Applicable Rate with respect to such Prepaid Principal is not a Variable Prime-Based Rate, then Borrower shall pay to the Bank an amount sufficient to compensate the Bank for its Prepayment Costs. Borrower acknowledges that determining the actual amount of Prepayment Costs may be difficult or impossible in any specific instance. Accordingly, Borrower agrees that Prepayment Costs shall be deemed to be the excess, if any, of (i) the product of (A) the Prepaid Principle, times (B) the Applicable Rate divided by 360, times
       (C) the remaining number of days from the date of the payment to the applicable Payment Date, over (ii) that amount of interest which the Bank determines that the holder of a Treasury Obligation selected by the Bank in the amount (or as close to such amount as feasible) of the Prepaid Principal and having a maturity date on (or as soon after as feasible) the applicable Payment Date would earn if that Treasury Obligation were purchased in the secondary market on the date the Prepaid Principal is paid to the Bank and were held to maturity. Borrower agrees that the determination of Prepayment Costs shall be based on amounts which a holder of a Treasury Obligation could receive under these circumstances, whether or not the Bank actually invests the Prepaid Principal in any Treasury Obligation. (5) BANK CERTIFICATE. The Bank's certificate as to any amounts owing under this paragraph shall be prima facia evidence of Borrower's obligation.

C. SET OFF: Every Account of Borrower with the Bank shall be subject to a lien and to being set off against the Liabilities. The Bank may at any time at its option and without notice, except as may be required by law, charge and/or appropriate and apply all or any part of any such Account toward the payment of any of the Liabilities.

D. EVENTS OF DEFAULT: The remainder of this paragraph D shall not apply if this Note is payable on demand. Each of the following shall be an Event of Default hereunder: (1) NONPAYMENT. (a) The nonpayment when due of any part of the Liabilities; (b) the prohibition by any Law of payment of any part of any of the Liabilities; (2) BANKRUPTCY; ADVERSE PROCEEDINGS. (a) The occurrence of any Debtor Relief Action; (b) the appointment of a receiver, trustee, committee, custodian, personal representative or similar official for any Party or for any Material part of any Party's property; (c) any action taken by any Party to authorize or consent to any action set forth in subparagraph D(2)(a) or (b); (d) the rendering against any Party of one or more judgments, orders, decrees and/or arbitration awards (whether for the payment of money or injunctive or other relief) which in the aggregate are Material to such Party, if they continue in effect for 30 days without being vacated, discharged, stayed, satisfied or performed; (e) the issuance or filing of any warrant, process, order of attachment, garnishment or other lien or levy against any Material part of any Party's property; (f) the commencement of any proceeding under, or the use of any of the provisions of any Law against any Material part of any Party's property, including but not limited to any Law (i) relating to the enforcement of judgments or (ii) providing for forfeiture to, or condemnation, appropriation, seizure or taking possession by, or on order of any Governmental Authority; (g) the forfeiture to, or the condemnation, appropriation, seizure or taking possession by, or on the order of, any Governmental Authority, of any Material part of any Party's property; (h) any Party being charged with a crime by indictment, information or the like. (3) NONCOMPLIANCE. (a) Any Default with respect to any Agreement with or to the Bank, (b) the giving to the Bank by or on behalf of any Party at any time of any materially incorrect or incomplete representation, warranty, statement or information; (c) the failure of any Party to furnish to the Bank, copies of its financial statements and such other information respecting its business, properties, condition or operations, financial or otherwise, promptly when, and in such form as, reasonably required or requested by the Bank; (d) any Party's failure or refusal, upon reasonable notice from the Bank, to permit the Bank's representative(s) to visit such Party's premises during normal business hours and to examine and make photographs, copies and extracts of such Party's property and of its books and records; (e) any Party's concealing, removing or permitting to be concealed or removed, any part of its property with the intent to hinder or defraud any of its creditors; (f) any Party's making or suffering any Transfer of any of its property, which Transfer is deemed fraudulent under the law of any applicable jurisdiction; (g) the revocation or early termination of any Party's obligations under any Agreement with or to the Bank (including, but not limited to any of the Liabilities) or the validity, binding effect or enforceability of any such obligations being challenged or questioned, whether or not by the institution of proceedings. (4) ADVERSE CHANGES. (a) the occurrence of a Material adverse change in any Party's financial condition; (b) the death or incompetence (if a person) or the dissolution or liquidation (if a corporation, partnership or other entity) of any Party or such Party's failure to be and remain in good standing and qualified to do business in each jurisdiction Material to such Party; (c) any Material Default with respect to any Material Agreement other than with or to the Bank; (d) any Default pursuant to which any Person shall have the power to effect an Acceleration of any Material Debt; (e) any Acceleration or demand of payment with respect to any Material Debt; (f) any Party's becoming insolvent, as defined in the Uniform Commercial Code; (g) the Bank's believing in good faith that the prospect of payment of any of the Liabilities or of performance of any other obligation of any Party to the Bank is impaired; (h) the Material suspension of any Party's business;
       (i) any Party's Material failure to pay any tax when due; (j) the expulsion of any Party from any exchange or self-regulatory organization or any loss, suspension, nonrenewal or invalidity of any Party's Material license, permit, franchise, patent, copyright, trademark or the like; (k) the occurrence of any event which gives any Person the right to assert a lien, levy or right of forfeiture against any Material part of any Party's property; (l) Borrower's failure to give the Bank notice, within 10 Business Days after Borrower had notice or knowledge, of the occurrence of any event which, with the giving of notice and/or lapse of time, would constitute an Event of Default. (5) BUSINESS CHANGES. (a) any change in Control of any Party; (b) any merger or consolidation involving any Party; (c) any Party's sale or other Transfer or substantially all of its property; (d) any bulk sale by any Party; (e) any Material change in the nature or structure of any Party's business. (6) EXCHANGE CONTROLS.
       (a) Any Party's failure to obtain any Exchange Control Permit deemed by the Bank to be necessary or appropriate; (b) the failure to obtain the renewal of any such Exchange Control Permit at least 30 days prior to its expiration.

E.     REMEDIES: (1) ACCELERATION AT BANK'S OPTION. Upon any failure to pay this
       Note in full on demand (if payable on demand) or (if this Note is payable other than on demand) upon the occurrence of any Event


                                       2

       of Default other than any Debtor Relief Action, then any and all Liabilities, not then due, shall, at the Bank's option, become immediately due and payable without notice, which Borrower waives. (2) AUTOMATIC ACCELERATION. Upon the occurrence of any Debtor Relief Action, then, whether or not any of the Liabilities are payable upon demand and notwithstanding paragraph F, any and all Liabilities, not then due, shall automatically become immediately due and payable without notice or demand, which Borrower waives. (3) Additional Remedies. The Bank shall have all rights and remedies available to it under any applicable Agreement or Law.

F. WAIVER OF PROTEST, ETC.: Notice, presentment, protest, notice of dishonor and except for such of the Liabilities as are payable on demand, but subject to subparagraph E(2) demand for payment are hereby waived as to all of the Liabilities.

G. PAYMENT: (1) MANNER. Any payment by other than immediately available funds shall be subject to collection, interest shall continue to accrue until the funds by which payment is made are available to the Bank. If and to the extent any payment of any of the Liabilities is not made when due, the Bank is authorized in its discretion to effect payment by charging any amount so due against any Account of Borrower with the Bank without notice, except as may be required by law, whether or not such charge creates an overdraft. (2) Application. Any payment received by the Bank (including a deemed payment under paragraph A, a set-off under paragraph C or a charge against an Account under this paragraph G) shall be applied to pay any obligation of indemnification (including but not limited to under paragraph B) and to pay any other Liabilities (including interest thereon and the principal thereof) in such order as the Bank shall elect in its discretion. Borrower will continue to be liable for any deficiency. (3) PREPAYMENT. Borrower shall be entitled to pay any outstanding principal amount or installment under this Note on any Business Day prior to the applicable Payment Date without the prior consent of the Bank provided that (a) any such payment shall be together with payment of all Liabilities then due and all interest accrued on the Prepaid Principal to the date of such payment, and (b) if the Applicable Rate with respect to such Prepaid Principal is not a Variable Prime-Based Rate, any such payment shall be on not less than 5 Business Day's notice to the Bank and shall be accompanied by any amount required pursuant to subparagraph B(4). Any such payment shall, unless otherwise consented to by the Bank, be applied pro rata to the last outstanding principal amount(s) to become due under this Note in inverse order of maturity. (4) NON-BUSINESS DAYS. If any payment of any of the Liabilities is due on any day that is not a Business Day, it shall be payable on the next Business Day. The additional day(s) shall be included in the compilation of interest. (5) EXTENSION AT BANK'S OPTION. The Bank shall have the option, which may be exercise one or more times by notice(s) to Borrower, to extend the date on which any amount is payable hereunder to one or more subsequent date(s) set forth in such notice(s).

H. PARTIES; NO TRANSFER BY BORROWER: If Borrower is more than one Person, all of them shall be jointly and severally liable under the Note. The obligations under this Note shall continue in force and shall apply notwithstanding any change in the membership of any partnership executing this Note, whether arising from the death or retirement of one or more partners or the accession of one or more new partners. Without the Bank's written consent, Borrower shall have no right to make any Transfer of any of the Liabilities, any such purported Transfer shall be void. Subject to the foregoing, the provisions of this Note shall be binding on Borrower's executors, administrators, successors and assigns.

I. BANK TRANSFERS: (1) TRANSFERABILITY. Without limiting the Bank's rights hereunder, the Bank may make a Transfer of all or any part of (a) any obligation of Borrower to the Bank (including but not limited to any of the Liabilities); (b) any obligation of any other Party in connection with any of the Liabilities; (c) any Agreement of any Party in connection with any of the Liabilities; (d) any collateral, mortgage, lien or security interest, however denominated, securing any of the Liabilities; and/or (e) the Bank's rights and, if any, obligations with respect to any of the foregoing. (2) EXTENT OF TRANSFER. In the event the Bank shall make any Transfer of any of the foregoing items ("Transferred Items"), then - to the extent provided by the Bank with respect to such Transfer, the Transferee shall have the rights, powers, privileges and remedies of the Bank. The Bank shall thereafter, to the extent of such Transfer, be forever relieved and fully discharged from all liability or responsibility, if any, that it may have to any Person with respect thereto, except for claims, if any, arising prior to or upon such Transfer. The Bank shall retain all its rights and powers with respect to any Transferred items to the extent that it has not made a Transfer thereof. Without limiting the foregoing, to the extent of any such Transfer, paragraph B (indemnification) shall apply to any Taxes, Regulatory Costs, Costs and Expenses and Prepayment Costs of, or incurred by, any Transferee, and paragraphs C (Set-Off) and G(1) (Payment-Manner) shall apply to any Account of Borrower with any Transferee. (3) DISCLOSURES. The Bank is authorized to disclose to any prospective or actual Transferee any information that the Bank may have or acquire about Borrower and any information about any other Person submitted to the Bank by or on behalf of Borrower. (4) NEGOTIABILITY DEFENSES WAIVED. IF THIS
       NOTE IS NOT A NEGOTIABLE INSTRUMENT, BORROWER WAIVES ALL DEFENSES (EXCEPT SUCH DEFENSES AS MAY BE ASSERTED AGAINST A HOLDER IN DUE COURSE OF A NEGOTIABLE INSTRUMENT) WHICH BORROWER MAY HAVE OR ACQUIRE AGAINST ANY TRANSFEREE WHO TAKES THIS NOTE, OR ANY COMPLETE OR PARTIAL INTEREST IN IT, FOR VALUE, IN GOOD FAITH AND WITHOUT NOTICE THAT IT IS OVERDUE OR HAS BEEN DISHONORED OR OF ANY DEFENSE AGAINST OR CLAIM TO IT ON THE PART OF ANY PERSON.

J. NO ORAL CHANGES; NO WAIVER BY THE BANK; PARTIAL UNENFORCEABILITY. This Note may not be changed orally. Neither a waiver by the Bank of any of its options, powers or rights in one or more instances, nor any delay on the part of the Bank in exercising any of them, nor any partial or single exercise thereof, shall constitute a waiver thereof in any other instance. Any provision of this Note which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization, without invalidating the remaining provisions of the
       Note in that or any other jurisdiction and without affecting the validity, enforceability or legality of such provision in any other jurisdiction.

K. DISPUTES AND LITIGATION: (1) GOVERNING LAW. This Note and the rights and obligations of the Bank and Borrower hereunder shall be governed by the internal laws of the State of New York without giving effect to conflict of laws principles. (2) JURISDICTION, VENUES AND SERVICE OF PROCESS.
       Borrower submits to the nonexclusive jurisdiction of the federal and state courts in the State of New York in New York County with respect to any dispute that may be made on Borrower by personal deliver at, or by mail addressed to, any address to which the Bank is authorized to address notices to Borrower. (3) WAIVER OF DEFENSES, SETOFFS, COUNTERCLAIMS AND CERTAIN DAMAGES. Borrower waives the right to assert any defense, setoff or counterclaim in any proceeding relating in any way to this Note or any transaction contemplated hereby. The Bank shall not have any liability for negligence,


                                       3

       except solely to the extent required by law and not disclaimable, and except for its own gross negligence or willful misconduct. In any event, the Bank shall not have any liability for any special, consequential or punitive damages. (4) SOVEREIGN IMMUNITY. Borrower irrevocably waives, with respect to itself and its property, any sovereign immunity that it may have or hereafter acquire, including but not limited to immunity from the jurisdiction of any court, from any legal process, from attachment prior to judgment, from attachment in aid of execution, from execution or otherwise.

L. NOTICE. Any notice in connection with any of the Liabilities shall be in writing and may be delivered personally or by cable, telex, telecopy or other electronic means of communication, or by certified mail, return receipt requested, addressed (a) to Borrower as set forth herein or to any other address that the Bank believes to be Borrower's address, and
       (b) to the Bank at Bank Hapoalim B.M., 1177 Avenue of the Americas, New York, New York 10036, Attention Legal Department. Any such notices shall be addressed to such other address(es) as may be designated in writing hereafter. All such notices shall be deemed given when delivered personally or electronically or when mailed, except notice of change of address, which shall be deemed to have been given when received.

M. DEFINITIONS. The following definitions apply in this Note: (1) ACCELERATION. Any acceleration of payment of requirement of prepayment of any Debt, or any Debt's becoming due and payable prior to stated maturity. (2) ACCOUNT: (a) the balance of any account of Borrower with any Person, (b) any claim of Borrower against any Person and/or (c) any property in the possession or custody of, or in transit to, any Person, whether for safekeeping, collection, pledge or otherwise, as to which Borrower has any right, power or interest, in each case whether existing now or hereafter, in any jurisdiction worldwide, and whether or not disconnected in the same currency as any of the Liabilities. (3) AGREEMENT. Any agreement or instrument (including but not limited to this Note), no matter when made, under which any Party is obligated to any Person. (4) APPLICABLE RATE. Whichever of the Loan Rate or Increased Rate is the applicable interest rate at any time. (5) BANK: Bank Hapoalim B.M.
       (6) BORROWER. The Person(s) executing this Note at paragraph 9 or any one or more of them. "Borrower" may refer to one or more Persons. (7)
       BUSINESS DAY. Any day on which both (a) banks are regularly open for business in New York City and (b) the Office is open for ordinary business in the Bank's discretion, the Office may be closed on any Saturday, Sunday, legal holiday or other day on which it is lawfully permitted to close. (8) CONTROL. The power, alone or in conjunction with others, directly or indirectly, through voting securities, by contract or otherwise, to direct or cause the direction of a Person's management and policies. (9) COSTS AND EXPENSES. Any and all reasonable costs and expenses (including but not limited to attorneys' fees and disbursements) incurred in connection with the Borrower and/or the Liabilities, including but not limited to those for (a) any action taken, whether or not by litigation, to collect, or to protect rights or interests with respect to, or to preserve any collateral securing, any of the Liabilities; (b) compliance with any legal process or any order or directive of any Governmental Authority with respect to any party; (c) any litigation or administrative proceeding relating to any Party and/or
       (d) any amendment, modification, extension or waiver with respect to any of the Liabilities. (10) DEBT. Any Party's obligation of any sort (in whole or in part for the payment of money to any Person, whether (a) absolute or contingent, (b) secured or unsecured, (c) joint, several or independent, (d) nor or hereafter existing, or (e) due or to become due.
       (11) DEBTOR RELIEF ACTION. The commencement by any Party or (unless dismissed or terminated within 30 days) against any Party of any proceeding under any law of any jurisdiction (domestic or foreign) relating to bankruptcy, reorganization, insolvency, arrangement, composition, receivership, liquidation, dissolution, moratorium or other relief of financially distressed debtors, or the making by any Party of any assignment for the benefit of creditors. (12) DEFAULT. Any breach, default or event of default under, or any failure to comply with, any provision of any Agreement. (13) EVENT OF DEFAULT. Any event set forth in paragraph D. (14) EXCHANGE CONTROL PERMIT. Any permit or license issued by a Governmental Authority outside the United States under which any Party is permitted (a) to incur and pay any of the Liabilities in the United States in any currency(ies) in which denominated or (b) to enter into, incur and, or perform any other obligation or Agreement. (15) GOVERNMENTAL AUTHORITY. Any domestic or foreign, national or local (a) government, (b) governmental, quasi-governmental or regulatory agency or authority, (c) court or (d) central bank or other monetary authority.
       (16) INCREASED RATE. (a) If the Loan Rate is a Variable Prime-Based Rate, the Increased Rate with respect to the entire outstanding principal balance shall be the Loan Rate plus 2% per year; (b) if the Loan Rate is not a Variable Prime-Based Rate, the Increased Rate with respect to any amount of principal or installment shall be (i) the Loan Rate plus 2% per year prior to the applicable Payment Date and (ii) the Prime Rate plus 4% per year on or subsequent to the applicable Payment Date. (17) LAW. Any treaty, law, regulation, rule, Judgment, order, decree, guideline, interpretation or request (whether or not having the force of law) issued by any Governmental Authority. (18) LIABILITIES. (a) any and all of the Debt evidenced by this Note, and any and all other Debt of Borrower to, or held or to be held by, the Bank in any jurisdiction worldwide for its own account or as agent for another or others, whether created directly or acquired by Transfer or otherwise, and (b) any and all obligations of any other Party with respect to any of such Debt. (19) LOAN RATE. The interest rate determined under paragraph 2. (20) MATERIAL. Material to the business or financial condition of any Party on a consolidated or consolidating basis. (21) OFFICE. The Bank's office at 1177 Avenue of the Americas, New York, New York 10036, or such other place as the Bank may specify by notice. (22) PARTY. (a) borrower; (b) any maker co-maker or endorser or any Agreement evidencing or any guarantor surety, accommodation party or indemnitor with respect to, or any Person that provides any collateral as security for, or any Person that issues a subordination, comfort letter, standby letter of credit, repurchase agreement, put agreement, option, other Agreement or other credit support with respect to any of the Liabilities; (c) if any Party is a partnership or joint venture, any general partner or joint venturer in such Party, and (d) any Person (i) that is under the Control of any Party and (ii) whose business or financial condition is Material to such Party. (23) PAYMENT DATE. Any Business Day on which any part of the principal or any installment of this Note becomes due and payable under paragraph 1 (and not on account of an Acceleration). (24) PERSON. Any person, partnership, joint venture, company, corporation, uncorporated organization or association, trust, estate, Governmental Authority, or any other entity.
       (25) PREPAID PRINCIPAL. Any amount of principal or any installment of this Note which Borrower pays prior to the applicable Payment Date for such amount. (26) PREPAYMENT COSTS. All losses, costs and expenses incurred as a result of receiving Prepaid Principal and of reinvesting it at rate(s) which may be less than the Applicable Rate


                                       4

       for such Prepaid Principal. (27) PRIME RATE. The Bank's New York Branch's stated Prime Rate as reflected in the books and records as such Prime Rate may change from time to time. The Bank's determination of its Prime Rate shall be conclusive and final. The Prime Rate is a reference rate and not necessarily the lowest interest rate charged by the Bank. (28) REGULATORY COSTS. Any and all costs and expenses of complying with any Law, including but not limited to with respect to (a) any reserves or special deposits maintained for or with, or pledges to, any Governmental Authority, or (b) any capital, capital equivalency ledger account, ratio of assets to liabilities, risk-based capital assessment or any other capital substitute, risk-based or otherwise. (29) Taxes. Any and all present and future taxes, levies, imposts, deductions, charges and withholdings in any jurisdiction worldwide, and all liabilities with respect thereto, which are imposed with respect to this Note or to any amount payable under this Note, excluding taxes determined on the basis of the net income of a Person or of any of its offices. (30) TRANSFER. Any negotiation, assignment, participation, conveyance, grant of a security interest, lease, delegation, or any other direct or indirect transfer of a complete or partial, legal, beneficial, economic or other interest or obligation. (31) TRANSFEREE. Any Person to whom a Transfer is made. (32) TRANSFERRED ITEMS. Items defined in paragraph I. (33) TREASURY OBLIGATIONS. A note, bill or bond issued by the United States Treasury Department as a full faith and credit general obligation of the United States. (34) VARIABLE PRIME-BASED RATE. Any Applicable Rate which is determined based on the Prime Rate. Any such rate shall change automatically when and as the Prime Rate changes.


                                       5

                     Multiple-Loan  Rider  to  Promissory  Note

                               (Libor-Based  Rate)

This Rider is referred to in paragraph 2(c) of, and constitutes a part of, a note of Borrower to the Bank dated March 16, 2000.

===============================================================================

SPECIFIC  TERMS

(a)  Margin:  1.00%  per  year

(b)  Interest  Period:  (__)  _________  days  [x]  1,  2 or 3 months and [x] as agreed  from  time  to  time

(c)  Minimum  Draw  Amount:  U.S.  $500,000.00              [  ]  None
                                ----------------

(d)  Minimum  Multiple  Amount:  U.S.  $                     [  ]  None
                                    ------------

===============================================================================

Borrower agrees to the above Specific Terms and to all of the Terms and Conditioning set forth below.

Print  Borrower's  Name:    Level  8  Systems,  Inc.
                        ------------------------------------------------------



(Signature) By: /s/ Steven Dmiszewicki       (Signature) By: /s/ Dennis McKinnie
               ------------------------
---------------------
Print  Name  and :  Steven Dmiszewicki,        Print Name and : Dennis McKinnie,
         title    President                    title   SVP



TERMS  AND  CONDITIONS

Certain  capitalized  terms  are  defined  in  paragraph  4.

1. Advances. Borrower may receive a Loan in any principal amount upon Borrower's request to the Bank and the Bank's agreement thereto, subject to all of the following conditions:

       (a) Agreement of the Bank and Borrower. Subject to subparagraphs 1(b), 1(c) and 2(b), the Bank and Borrower shall have agreed, not later than the Determination Time, with respect to the Loan's (i) principal amount, (ii) LIBOR-Base Rate and (iii) Interest Period; provided, however, that if the Bank determines that by such Determination Time, Borrower has failed or declined to agree on the LIBOR-Based Rate and/or Interest Period with respect to such Outstanding Principal Amount, then interest on such Outstanding Principal Amount shall accrue at the LIBOR-Based Rate without the agreement of Borrower, and the Interest Period shall be of the same duration as the Interest Period just ended with respect to such Outstanding Principal Amount or, if there was no such prior Interest Period, one month.

       (b) Applicable limitations. (i) The applicable Payment Date shall not be later than the Due Date; (ii) the total of the Outstanding Principal Amounts of all Loans shall not exceed the principal amount set forth in the Note; (iii) the principal amount of any single Loan request shall be not less than any Minimum Draw Amount set forth under Specific Terms; and (iv) the principal amount of any single Loan request shall be an integral multiple of any Minimum Multiple Amount set forth under Specific Terms.

       (c) Borrower's request and agreement. Borrower's request for a Loan and Borrower's agreement to the terms thereof shall be communicated to the Bank in any form that is acceptable in each instance to the Bank in its sole discretion, which may include telephone, telex, telecopy or a writing executed by Borrower. Borrower shall have provided the Bank with documentation, satisfactory in form and substance to the Bank in its sole discretion, confirming the authority of the person(s) agreeing to such terms on behalf of Borrower.

2.     Payment of Principal and Interest. Subject to the other provisions of the
       Note:

       (a) Obligation and Time of Repayment. Each Outstanding Principal Amount shall be due and payable at the applicable Payment Date.

       (b) Loan Rate. Interest on any Outstanding Principal Amount shall accrue at the LIBOR-Based Rate; provided, however, that if the Bank determines (i) that by the Determination Time (A) by reason of circumstances affecting the London Interbank Market generally, adequate and fair means do not exist for ascertaining an applicable LIBOR rate or it is impractical for the Bank to fund or continue to fund the Outstanding Principal Amount during the applicable Interest Period, or (B) quotes for funds in United States Dollars in sufficient amounts comparable to the relevant Outstanding Principal Amount and for the duration of the applicable Interest Period would not be available to the Bank in the London Interbank Market, or (C) quotes for funds in United States Dollars in the London Interbank Market will not accurately reflect the cost to the Bank of making a Loan or of funding the relevant Outstanding Principal Amount during the applicable Interest Period, or (ii) that at any time the making or funding of loans, or charging of interest at rates, based on LIBOR shall be unlawful or unenforceable for any reason, then as long as such circumstance(s) shall continue, interest on the relevant Outstanding Principal Amount shall accrue at the Alternate Rate.

       (c) Payment and Calculation of Interest. Interest shall be payable (i) at each Payment Date or (whenever the Applicable Rate is a variable Prime-Based Rate) monthly, (ii) at the Due Date and (iii) at any time that any Outstanding Principal Amount or part thereof is paid. Interest shall be calculated as set forth in the Note.

3. Bank's Conclusive Determinations and Schedule. The Bank's determination with respect to any matter hereunder shall be conclusive, final and binding on Borrower, absent manifest

                                       2

       error. The Bank shall from time to time record the date and amount of each Loan, the Applicable Rate, each date on which any part of principal, interest or any other amount shall be due and payable, and the amount and date of each payment of principal, interest or any other amount, on a schedule, which in the Bank's discretion may be computer-generated, and which is incorporated in, and is a part of, the Note and this Rider (the "Schedule"). The Schedule shall be conclusive, final and binding upon Borrower, absent manifest error; provided, however, that the failure of the Bank to record any of the foregoing shall not limit or otherwise affect the obligation of Borrower to pay all amounts owed to the Bank under the Note. Without limiting the foregoing, Borrower acknowledges that the Interest Period and the Applicable Rate with respect to any Outstanding Principal Amount are subject to the Bank's consent ordinarily negotiated between Borrower and the Bank by telephone, and Borrower agrees that in the event of any dispute as to any of the terms of any Loan, the determination of the Bank and its respective entry with respect thereto on its books and records and/or on the Schedule shall be conclusive, final and binding on Borrower, absent manifest error.

4. Definitions. Each capitalized term not defined herein shall have the meaning ascribed thereto in the Note. The following definitions apply in this Rider and in the Note, and shall prevail over any different definitions in the Note.

       (a) Alternate Rate: an annual Variable Prime-Based Rate equal to the Prime Rate plus the Margin.

       (b) Applicable Rate: whichever of the Loan Rate or Increased Rate is the applicable interest rate at any time with respect to any Outstanding Principal Amount.

       (c) Determination Time: 12:00 noon (or any later time determined by the Bank in its sole discretion), New York City time, of a Working Day that is three Working Days prior to the date of the Loan.

       (d) Due Date: the date set forth in paragraph 1(b) of the Note or, if the Bank has extended such date pursuant to paragraph G(5) of the Note or by an agreement with Borrower, such extended date.

       (e) Interest Period: any term of 1 day, 1 week, 1 to 6, 9 or 12 months, or such other term as may be acceptable to the Bank in its discretion, as set forth above under Specific Terms or, if not so set forth, as selected or agreed to by the Bank in its discretion. A term shall not be considered as "Interest Period" during any period that the Applicable Rate is a Variable Prime-Based Rate. Each Interest Period shall commence immediately at the end of the preceding Interest Period, if any; if there had been no immediately preceding Interest Period with respect to any Outstanding Principal Amount, the Interest Period shall commence on the first Business Day on which (i) such amount shall be outstanding and (ii) the Applicable Rate is not a Variable Prime-Based Rate. If any Interest Period would otherwise come to an end on a day which is not a Working Day, its termination shall be postponed to the next day that is a Working Day unless it would thereby terminate in the next calendar month. In such

                                       3


              case, such Interest Period shall terminate on the immediately preceding Working Day.

       (f) LIBOR: the rate or rates established by the New York Branch of the Bank two Working Days prior to the date of the Loan, by applying the following: (i) the British Bankers Association ("BBA") Interest Settlement Rates for U.S. Dollars, as defined in the BBA official definitions and reflected on the Telerate BBA pages, for the applicable amounts and interest periods, which rates reflect the offered rates at which deposits are being quoted to prime banks in the London Interbank Market at 11:00 A.M. London Time calculated as set forth in said BBA official definition; or (ii) such other recognized source of London Eurodollar deposit rates as the Bank may determine from time-to-time. In the event the applicable BBA page or pages shall be replaced by another Telerate page or other Telerate pages for quoting London Eurocurrency rates, then rates quoted on said replacement page or pages shall be applied. If the Bank determines that London Eurocurrency rates are no longer being quoted (temporarily or permanently) on any Telerate pages or that Telerate is no longer functioning (temporarily or permanently) in substantially the same manner as on the date hereof, then the Bank shall notify the Borrower of a substitute, publicly available reference for the determination of LIBOR. If the Bank determines in its sole discretion that LIBOR cannot be determined or does not represent its effective cost of maintaining Loans under this Note, then interest shall accrue at the effective cost to the Bank to maintain the Loans (as determined by the Bank in its sole discretion).

       (g) LIBOR-Based Rate: an annual rate equal to LIBOR plus the Margin, as determined by the Bank.

       (h) Loan: (i) any loan advanced by the Bank to the Borrower under the Note; (ii) any rollover by the Bank of any such loan that is otherwise due and payable or (iii) any conversion of the Applicable Rate for any Outstanding Principal Amount from a rate that is a Variable Prime-Based Rate to one that is not, or vice versa.

       (i) Loan Rate: the interest rate determined under subparagraph 1(a) and/or 2(b).

       (j) Margin: as set forth under Specific Terms or, if not so set forth, 2% per year.

       (k) Note: the note of which this Rider is a part (including any and all riders and amendments to the Note).

       (l) Outstanding Principal Amount: the outstanding principal amount of each Loan.

       (m) Payment Date: the last Business Day of the applicable Interest Period or, if the applicable Loan Rate is a Variable Prime-Based Rate, the Due Date.

       (n) Working Day: a Business Day on which banks are regularly open for business in London.

                                       4